Exhibit 99.1

925 North Eldridge Parkway Houston, TX 77079 Media Relations: 281-293-1149 www.conocophillips.com/media

NEWS RELEASE

Nov. 22, 2024

ConocoPhillips completes acquisition of Marathon Oil Corporation

HOUSTON – ConocoPhillips (NYSE: COP) today announced that it has completed its acquisition of Marathon Oil Corporation (NYSE: MRO).

“This acquisition of Marathon Oil is a perfect fit for ConocoPhillips, adding to our deep, durable and diverse portfolio while meeting our strict financial framework,” said Ryan Lance, chairman and chief executive officer. “Marathon Oil adds high-quality, low cost of supply inventory adjacent to our leading U.S. unconventional position. We have a strong history of seamlessly integrating assets and we expect to deliver synergies of over $1 billion on a run rate basis in the next 12 months.”

In accordance with the terms of the merger agreement, each share of Marathon Oil common stock was converted into the right to receive 0.255 shares of ConocoPhillips common stock at the effective time of the merger, with cash in lieu of fractional shares.

--- # # # ---

About ConocoPhillips

ConocoPhillips is one of the world’s leading exploration and production companies based on both production and reserves, with a globally diversified asset portfolio. Headquartered in Houston, Texas, ConocoPhillips had operations and activities in 13 countries, $97 billion of total assets, and approximately 10,300 employees at Sept. 30, 2024. Production averaged 1,921 MBOED for the nine months ended Sept. 30, 2024, and proved reserves were 6.8 BBOE as of Dec. 31, 2023.

For more information, go to www.conocophillips.com.

Contacts

Dennis Nuss (media)

281-293-1149

dennis.nuss@conocophillips.com

Investor Relations

281-293-5000

investor.relations@conocophillips.com

CAUTIONARY STATEMENT FOR THE PURPOSES OF THE "SAFE HARBOR" PROVISIONS OF THE PRIVATE SECURITIES LITIGATION REFORM ACT OF 1995

This news release contains forward-looking statements as defined under the federal securities laws. Forward-looking statements relate to future events, plans and anticipated results of operations, business strategies, and other aspects of our operations or operating results. Words and phrases such as “ambition,” “anticipate,” “believe,” “budget,” “continue,” “could,” “effort,” “estimate,” “expect,” “forecast,” “goal,” “guidance,” “intend,” “may,” “objective,” “outlook,” “plan,” “potential,” “predict,” “projection,” “seek,” “should,” “target,” “will,” “would,” and other similar words can be used to identify forward-looking statements. However, the absence of these words does not mean that the statements are not forward-looking. Where, in any forward-looking statement, the company expresses an expectation or belief as to future results, such expectation or belief is expressed in good faith and believed to be reasonable at the time such forward-looking statement is made. However, these statements are not guarantees of future performance and involve certain risks, uncertainties and other factors beyond our control. Therefore, actual outcomes and results may differ materially from what is expressed or forecast in the forward-looking statements. Factors that could cause actual results or events to differ materially from what is presented include changes in commodity prices, including a prolonged decline in these prices relative to historical or future expected levels; global and regional changes in the demand, supply, prices, differentials or other market conditions affecting oil and gas, including changes resulting from any ongoing military conflict, including the conflicts in Ukraine and the Middle East, and the global response to such conflict, security threats on facilities and infrastructure, or from a public health crisis or from the imposition or lifting of crude oil production quotas or other actions that might be imposed by OPEC and other producing countries and the resulting company or third-party actions in response to such changes; insufficient liquidity or other factors, such as those listed herein, that could impact our ability to repurchase shares and declare and pay dividends such that we suspend our share repurchase program and reduce, suspend, or totally eliminate dividend payments in the future, whether variable or fixed; changes in expected levels of oil and gas reserves or production; potential failures or delays in achieving expected reserve or production levels from existing and future oil and gas developments, including due to operating hazards, drilling risks or unsuccessful exploratory activities; unexpected cost increases, inflationary pressures or technical difficulties in constructing, maintaining or modifying company facilities; legislative and regulatory initiatives addressing global climate change or other environmental concerns; public health crises, including pandemics (such as COVID-19) and epidemics and any impacts or related company or government policies or actions; investment in and development of competing or alternative energy sources; potential failures or delays in delivering on our current or future low-carbon strategy, including our inability to develop new technologies; disruptions or interruptions impacting the transportation for our oil and gas production; international monetary conditions and exchange rate fluctuations; changes in international trade relationships or governmental policies, including the imposition of price caps, or the imposition of trade restrictions or tariffs on any materials or products (such as aluminum and steel) used in the operation of our business, including any sanctions imposed as a result of any ongoing military conflict, including the conflicts in Ukraine and the Middle East; our ability to collect payments when due, including our ability to collect payments from the government of Venezuela or PDVSA; our ability to complete any announced or any future dispositions or acquisitions on time, if at all; the possibility that regulatory approvals for any announced or any future dispositions or acquisitions will not be received on a timely basis, if at all, or that such approvals may require modification to the terms of the transactions or our remaining business; business disruptions relating to the acquisition of Marathon Oil Corporation (“Marathon Oil”) or following any other announced or other future dispositions or acquisitions, including the diversion of management time and attention; the ability to deploy net proceeds from our announced or any future dispositions in the manner and timeframe we anticipate, if at all; our ability to successfully integrate Marathon Oil’s business and technologies, which may result in the combined company not operating as effectively and efficiently as expected; our ability to achieve the expected benefits and synergies from the Marathon Oil acquisition in a timely manner, or at all; potential liability for remedial actions under existing or future environmental regulations; potential liability resulting from pending or future litigation, including litigation related directly or indirectly to pending or completed transactions; the impact of competition and consolidation in the oil and gas industry; limited access to capital or insurance or significantly higher cost of capital or insurance related to illiquidity or uncertainty in the domestic or international financial markets or investor sentiment; general domestic and international economic and political conditions or developments, including as a result of any ongoing military conflict, including the conflicts in Ukraine and the Middle East; changes in fiscal regime or tax, environmental and other laws applicable to our business; and disruptions resulting from accidents, extraordinary weather events, civil unrest, political events, war, terrorism, cybersecurity threats or information technology failures, constraints or disruptions; and other economic, business, competitive and/or regulatory factors affecting our business generally as set forth in our filings with the Securities and Exchange Commission. Unless legally required, ConocoPhillips expressly disclaims any obligation to update any forward-looking statements, whether as a result of new information, future events or otherwise.

2